UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska             68130

(Address of principal executive offices)

(Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

 10/31

Date of reporting period:    4/30/14

Item 1.  Reports to Stockholders.

________________________

Marathon Value Portfolio

________________________

Semi-Annual Report

April 30, 2014

Fund Advisor:

Spectrum Advisory Services, Inc.

1050 Crown Pointe Parkway, Suite 750

Atlanta, GA 30338

(800) 788-6086

www.marathonvalue.com

April 30, 2014

Dear Fellow Shareholders,

Enormous contradictions mark the past year in the financial markets.  Most obvious has been the contrast between the financial markets’ success and the torpor of the economy.  Previous letters commented on the shortcomings of the Federal Reserve’s monetary expansion efforts to get the economy moving by way of the financial markets.  It appears their efforts will continue for some time, despite their lack of success.   Whether those efforts will still float the financial markets remains an open question.

Another contradiction is found in the disparate signs of inflation.  Consumers experience higher costs in their routine purchases, especially food, while wages remain stagnant.  Conventional economic policy holds that some inflation is necessary to increase aggregate demand, and the Federal Reserve makes clear that it won’t be satisfied until inflation, by its measurements, rises higher.  By my favorite measure, which is Massachusetts Institute of Technology’s real time measure of prices called “The Billion Prices Project (BPP)”, inflation is high enough to stimulate demand.  Absent another force, inflation appears likely to rise with increased lending by banks.

Contrast the robust level of corporate profits with the anemic levels of capital investment by these same corporations.  Energy-related capital expenditures, boosted by the fracking boom, now make up about two thirds of all US capital expenditures.  The extent to which finance increasingly rules many large American corporations plays a part in the preference corporations have for buying back their shares rather than investing in new equipment.   General uncertainty contributes as well to the lack of normal levels of capital investment.  We believe there will be some pickup in rates of capital spending in the near future, as the length of this drought will require that aging equipment be replaced.

The stock market itself presents glaring contradictions.  Despite the market’s robust gains over the past five years, we believe the individual investor remains unenthusiastic and has kept an outsized allocation to bond funds.  Historically, bull markets do not end without public optimism higher than it is now.  My best explanation for relatively neutral investor confidence rests on the concern that many investors have for their employment outlook and on the losses they experienced in the financial crisis.

In spite of the many contradictions and the lack of historical precedents for current monetary policies, I remain confident that the Fund’s measured approach to equity investment is sound for the longer term.  The Fund picks stocks judiciously, diversifies widely but purposefully, and maintains a cushion of short-term investments that seek to mitigate market volatility.  Shareholders will be pleased to note that the expense ratio for the Fund has been decreased to 1.10% (excluding indirect costs of investing in other investment companies and other expenses), as of March 1, 2014.  At that price, shareholders are receiving a fund that is actively managed instead of a fund that, in effect, tracks an index.  While I am the largest shareholder in the Fund, my responsibility as a steward of your funds remains uppermost in my thinking.  I remain grateful to the hardworking employees of our invested companies and to you, our loyal shareholders.

Thanks to all for your continued confidence.

Sincerely,

Marc Heilweil

MANAGEMENT DISCUSSION

Over  the  six-month  period  ending April 30, 2014,  Marathon  Value Portfolio  (“Marathon”  or  the “Fund”) returned +4.71%.  Marathon’s annualized performance since inception (March 28, 2000) is +8.09%.  The comparable total returns for the S&P 500 benchmark are +8.36% and +3.55%, respectively.  Since the Fund’s inception, the Fund’s cumulative total return has been +199.07%, versus the S&P 500’s cumulative total return of +63.48%, a difference of +135.59% in favor of Marathon.

PERFORMANCE SUMMARY

For Calendar Year
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	Year-to- Date 2014 as of 4/30/14	Since Inception as of 4/30/14
Marathon Value Portfolio S&P 500 Index	16.06% -11.67%	4.70% -11.89%	-11.00% -22.10%	26.20% 28.68%	14.03% 10.88%	6.20% 4.91%	11.76% 15.79%	3.10% 5.49%	-23.33% -37.00%	20.29% 26.46%	15.87% 15.06%	1.76% 2.11%	12.91% 16.00%	26.89% 32.39%	0.82% 2.56%	199.07% 63.48%

Annualized Total Returns
For the Periods Ended April 30, 2014
	One Year	Three Year Average	Five Year Average	Ten Year Average	Since Inception
Marathon Value Portfolio S&P 500 Index	15.66% 20.44%	10.97% 13.83%	15.98% 19.14%	7.83% 7.67%	8.09% 3.55%

The Total Gross Annual Expense Ratio for the Fund, as disclosed in the Fund’s prospectus, before waivers and reimbursements is 1.12% (1.10% after waivers and reimbursements by the Advisor).  The Advisor has contractually agreed to waive its fees and/or cap certain operating expenses (excluding indirect expenses such as acquired fund fees) of the Fund through March 8, 2015.

* March 28, 2000 is the date Spectrum Advisory Services Inc. assumed management of Marathon.  Returns for 2000 are from March 28, 2000 through December 31, 2000. Returns are not annualized, except where noted. Performance quoted is past performance. The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting  www.marathonvalue.com or by calling 1-800-788-6086.  The index is unmanaged, and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

You  should  carefully  consider  the  investment  objectives,  potential  risks,  management  fees,  and  charges  and expenses of the Fund before investing.  The Fund's Prospectus contains this and other information about the Fund and should be read carefully before investing.  You may obtain a current copy of the Fund's Prospectus by visiting www.marathonvalue.com or by calling 1-800-788-6086.

The chart above assumes an initial investment of $10,000 made on March 28, 2000 (commencement of Fund operations) and held through April 30, 2014.   The Fund’s return represents past performance and does not guarantee future results.  The line graph and performance table shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

The Fund’s investment objectives, risk, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and can be obtained by calling 1-800-788-6086 or visiting  www.marathonvalue.com.  The prospectus should be read carefully before investing.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

MANAGEMENT DISCUSSION

In my long career managing money, there have been periods when we have underperformed robust stock markets.  The present period shares some common traits with those periods.  First, those periods had money managers and public investors alike chasing momentum.  In other words, shares that rose kept rising just because they were popular, not because their fundamentals were increasing at such a rate.  Cloud computing, social media and 3D printing companies have stood out in that category.   Another trait is that these runs came when valuations were stretched or even ignored.  In an influential paper, Messrs. Campbell and Shiller (winner of the 2013 Nobel Prize in Economics) developed the cyclically-adjusted price-earnings/ratio.  This measure of profits averages the past ten years of a company’s earnings, rather than using the current year period, to account for extreme highs or lows.  Currently this ratio stands at about 25, a peak exceeded only by the 1999-2000 period.  Mergers and acquisitions also abound in such speculative periods.

As always in such markets, there are plenty of reasons that investors remain complacent.  Indeed the CBOE Volatility Index, a key gauge of investors’ fears based on S&P 500 index option prices, hovers near the lows it last reached in 2007 before the financial crisis.  Foremost among these reasons is the belief that the Federal Reserve Bank has the bond and stock markets’ back.  In this era when inequality enters political and economic discussions, the Federal Reserve Policy Committee’s focus on the markets is rather extraordinary.  Nevertheless, central bank manipulation of the markets has its limitations.  Outside events, as well as market instability, can eventually foil the Committee’s efforts.  Another reason for market complacency is the belief that the economy has not reached its cyclical peak.  That may in fact be the case, but profit margins may shrink if the economy improves, as less-skilled workers get hired and labor costs rise.

Let’s look at some shares that affected results in the last six months:

Zebra Technologies (“Zebra”) (ZBRA, +43.7%, 1.03% of portfolio) is an innovative provider of specialty printing, identification, and tracking solutions.  It is a direct beneficiary of companies across multiple industries that are utilizing technology to enhance productivity.  Zebra’s recently- announced acquisition of the Motorola Solutions Enterprise business should allow it to enhance its product offering and expand its customer network.

Encana Corporation (ECA, +29.3%, 0.85% of portfolio) was recently added to the portfolio.  A resource-rich Canadian energy producer, its new management has changed its path to emphasize oil over natural gas and to better utilize its assets to generate cash.

Novo Nordisk A/S ADRs (NVO, +36.2%, 0.45% of portfolio), a Danish pharmaceutical company, has been in the portfolio for many years.  It benefits from its dominant position in the diabetes care market globally.  Management has been a good steward of capital by balancing new product development with return of excess capital to shareholders.

We sold part of our position in BofI Holding (“B of I”) (BOFI, +33.4%, 1.01% of portfolio) during this period.  BofI gained market share in the residential and commercial mortgage space while maintaining conservative credit standards.  The company recently proposed to take over the bank deposits of H&R Block, which should create a platform to further expand lending in attractive markets.

Phillips 66 (PSX, +29.2%, 1.07% of portfolio), which was spun out from Conoco Phillips, performed well as investors warmed up to a company that is much more than a well-run oil refiner.  With American oil production rising, refineries have the ability to grow their profits.  Previous investments have led to improvements in the company’s chemicals segment, which operates in a joint venture with Chevron.  The transportation business, including pipelines, benefitted from higher fees and utilization in its railcar operations.

Noble Corp. PLC (“Noble”) (NE, -18.3%, 0.77% of portfolio) operates and provides offshore drilling rigs and jackup rigs to oil producers.  It suffered, along with its offshore-drilling peers, as investors worried about near-term oversupply of certain rig types.  We expect the next twelve months to be difficult for the sector, but Noble’s fleet upgrades and improved operational focus should produce greatly-improved earnings and cash flows in coming years.  The stock price should eventually reflect this improvement.

Bed Bath & Beyond (BBBY, -19.6%, 1.09% of portfolio) struggled with revenue growth in the past quarter, which was also compounded by poor weather in many parts of the country.  We continue to believe they are a best-in-class retailer with ample room for both square footage and operating margin growth in the coming years.  Additionally, we believe management should continue to implement some of their proven best practices to enhance the returns at Cost Plus World Market, which it acquired in 2012.  The company’s executives do not worry about Wall Street’s expectations, which frustrates many in the investment community but allows us to increase our position while the shares trade at a valuation that is cheap relative to the quality of the franchise.

The Fund is positioned conservatively with sizeable liquidity, including cash and short-term bonds.  We have ample dry powder to take advantage of dips in the market, be they shallow or deep.  Above all, we want to be able to buy the shares of high quality companies that we see trading at a discount to their intrinsic value.  At the same time, we seek profitable exit points on the stocks that are fully valued.

As we look to deploy capital, we remind ourselves that the market does not operate on a timetable of our choosing.  In the same way that the house you’ve always wanted to buy does not magically go up for sale at the moment you are ready to buy, good companies’ stocks do not necessarily trade at attractive valuations at the moment in which you have cash available.  Patience is a virtue, and we are fortunate to hold a diverse portfolio of what we believe to be quality companies while we wait for opportunities to deploy our cash reserves into new ideas and to add to existing positions, but only when the time - and valuation - is right.

5077-NLD-05/30/2014

Marathon Value Portfolio
PORTFOLIO REVIEW (Unaudited)
April 30, 2014

The Fund's performance figures(*) for the period ended April 30, 2014, compared to its benchmark:

	Six	One	Five	Ten	Inception*** through
	Month	Year	Year	Year	April 30, 2014
Marathon Value Portfolio	4.71%	15.66%	15.98%	7.83%	8.09%
S&P 500 Index **	8.36%	20.44%	19.14%	7.67%	3.55%

* The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund's investment advisor has contractually agreed to pay most of the Fund's operating expenses (with certain exceptions) in return for a "universal fee" of 1.10% (excluding indirect costs of investing in other investment companies and other expenses) of the Fund's Net Assets. Please review the Fund's most recent prospectus for more detail on this universal fee. For performance information current to the most recent month-end, please call toll-free 1-800-788-6086.

** The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

*** Inception date is March 28, 2000.

Portfolio Composition as of April 30, 2014 (Unaudited):

Sectors	Percentage of Net Assets
Industrial Conglomerates	10.3%
Computers	8.0%
Electrical Components, Parts, & Equipment	6.7%
Banks	6.2%
Chemicals	6.2%
Retail Stores	5.9%
Energy	5.7%
Industrial Machinery	5.4%
Insurance	5.2%
Healthcare	5.2%
Other	29.6%
Cash & Equivalents	5.6%
	100.0%

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2014
Shares		Fair Value

	COMMON STOCKS - 84.5%
	AUTOMOBILES, PARTS & EQUIPMENT - 2.3%
6,200	Advance Auto Parts, Inc.	$ 751,998
8,500	Genuine Parts Co.	740,520
		1,492,518

	BANKS - 5.1%
8,300	Bofl Holding, Inc. *	669,063
9,600	Bank of Nova Scotia	583,488
8,707	Credit Suisse Group AG - ADR	275,751
50,900	Northeast Bancorp	494,748
10,869	Seacoast Banking Corp. of Florida *	115,209
12,500	SunTrust Banks, Inc.	478,250
19,530	US Bancorp	796,433
		3,412,942
	CHEMICALS - 5.6%
20,210	Koninklijke DSM NV - ADR	363,780
9,000	PPG Industries, Inc.	1,742,580
22,200	Valspar Corp.	1,621,488
		3,727,848
	COMMUNICATIONS, BROADCASTING & CABLE - 0.3%
8,300	SK Telecom Co., Ltd. - ADR	191,647

	COMPUTERS - 8.0%
1,300	Apple, Inc.	767,117
26,800	Cisco Systems, Inc.	619,348
13,950	EMC Corp/MA	359,910
1,100	Google, Inc. Class A*	588,368
1,100	Google, Inc. Class C*	579,326
17,600	Intel Corp.	469,744
6,200	International Business Machines Corp.	1,218,114
12,600	Microsoft Corp.	509,040
4,000	Teradata, Corp.	181,840
		5,292,807
	DATA SERVICES - 3.7%
6,700	Automatic Data Processing, Inc.	522,332
9,800	Equifax, Inc.	693,938
8,500	Global Payments, Inc.	568,055
31,600	Net 1 UEPS Technologies, Inc. *	282,820
6,000	Verisk Analytics, Inc. *	360,540
		2,427,685

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2014
Shares		Fair Value

	DELIVERY & FREIGHT SERVICES - 1.9%
5,000	Atlas Air Worldwide Holdings, Inc.	$ 174,950
2,300	Expeditors International of Washington, Inc.	94,852
9,800	United Parcel Service, Inc.	965,300
		1,235,102

	ELECTRONIC COMPONENTS, PARTS & EQUIPMENT - 6.7%
21,600	Avnet, Inc.	931,608
22,500	Corning, Inc.	470,475
21,500	Linear Technolgy Corp.	956,750
21,639	Secom Co., Ltd. - ADR *	310,520
9,000	TE Connectivity, Ltd.	530,820
12,200	Texas Instruments, Inc.	554,490
9,780	Zebra Technologies Corp.	679,123
		4,433,786
	ENERGY - 5.7%
4,500	Anadarko Petroleum Corp.	445,590
6,600	ConocoPhillips	490,446
5,700	Devon Energy Corp.	399,000
5,323	Exxon Mobil Corp.	545,128
15,600	Noble Corp.	480,636
8,000	Phillips 66	665,760
10,200	RPC, Inc.	226,746
9,500	Sasol, Ltd. - ADR	526,395
		3,779,701
	FINANCE - 0.4%
37,200	Reading International, Inc. *	263,376

	GOLD & SILVER ORES - 0.6%
24,200	Allied Nevada Gold Corp. *	82,038
14,500	Silver Wheaton Corp.	321,900
		403,938
	HEALTHCARE - 5.2%
4,700	Becton Dickinson and Co.	531,241
4,500	Cardinal Health, Inc.	312,795
7,300	Edwards Lifesciences Corp. *	594,731
11,000	QIAGEN NV	240,900
15,500	St. Jude Medical, Inc.	983,785
9,700	Stryker Corp.	754,175
		3,417,627

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2014
Shares		Fair Value

	HOUSEHOLD PRODUCTS - 3.4%
13,200	Colgate-Palmolive Co.	$ 888,360
5,600	Kimberly-Clark Corp.	628,600
8,627	Procter & Gamble Co.	712,159
		2,229,119
	INDUSTRIAL CONGLOMERATES - 10.3%
10,700	3M Co.	1,488,263
17,300	Eaton Corp. PLC	1,256,672
22,800	Encana Corp.	529,188
6,000	Ensco PLC	302,700
11,400	Emerson Electric Co.	777,252
23,300	General Electric Co.	626,537
26,684	Raven Industries, Inc.	824,536
24,775	Tyco International, Ltd.	1,013,298
		6,818,446
	INDUSTRIAL MACHINERY - 5.4%
5,300	AGCO Corp.	295,210
23,138	Graco, Inc.	1,677,505
8,300	Illinois Tool Works, Inc.	707,409
13,300	Lincoln Electric Holdings, Inc.	888,573
		3,568,697
	INSURANCE - 5.2%
3,013	Alleghany Corp. *	1,229,244
3,000	Aon PLC	254,640
6,500	Berkshire Hathaway, Inc. *	837,525
11,700	Leucadia National Corp.	298,584
1,306	National Western Life Insurance Co.	304,625
900	White Mountains Insurance Group, Ltd.	536,634
		3,461,252
	PACKAGED FOODS - 3.1%
7,500	Archer-Daniels-Midland Co.	327,975
12,300	Campbell Soup Co.	559,527
3,300	Fomento Economico Mexicano SAB de CV - ADR	299,541
10,300	PepsiCo., Inc.	884,667
		2,071,710

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2014
Shares		Fair Value

	PHARMACEUTICALS - 3.4%
8,500	Bristol-Myers Squibb Co.	$ 425,765
11,500	GlaxoSmithKline PLC - ADR	636,755
6,845	Novartis AG - ADR	595,104
6,500	Novo Nordisk A/S - ADR	295,035
8,723	Pfizer, Inc.	272,855
		2,225,514
	PUBLISHING & PRINTING MEDIA - 0.5%
5,668	John Wiley & Sons, Inc.	325,683

	RESTAURANTS - 1.3%
8,400	McDonald's Corp.	851,592

	RETAIL STORES - 5.4%
11,600	Bed Bath & Beyond, Inc. *	720,708
6,300	Costco Wholesale Corp.	728,784
16,800	Lowe's Cos, Inc.	771,288
11,120	Staples, Inc.	139,000
4,000	Tiffany & Co.	349,960
8,000	Walgreen Co.	543,200
7,800	Weis Markets, Inc.	359,502
		3,612,442
	SERVICES - MISCELLANEOUS AMUSEMENT & RECREATION - 1.0%
8,000	Walt Disney Co.	634,720

	TOTAL COMMON STOCK (Cost $30,783,542)	55,878,152

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 2.4%
11,481	Colony Financial, Inc.	249,712
25,000	Dynex Capital, Inc.	214,500
3,800	EastGroup Properties, Inc.	240,350
20,700	Plum Creek Timber Co.	902,520
	TOTAL REITs (Cost $1,178,040)	1,607,082

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2014
Par value		Fair Value

	BONDS AND NOTES - 6.8%
	CORPORATE BONDS - 5.3%
	ASSET BACKED SECURITIES - 0.1%
27,904	Countrywide Asset-Backed Certificates, 3.15%, 10/25/2032 (A)	$ 839
60,226	Countrywide Asset-Backed Certificates, 0.81%, 4/25/2032 (A)	39,711
		40,550
	BANKS - 1.1%
400,000	Regions Financial Corp., 7.75%, 11/10/2014	415,000
300,000	SunTrust Bank, 0.53%, 4/1/2015 (A)	299,812
		714,812

	DIVERSIFIED FINANCIAL SERVICES - 1.3%
350,000	Citigroup, Inc., 5.0%, 9/15/2014	355,616
500,000	Ford Motor Credit Corp., 8.00%, 6/1/2014	502,723
		858,339

	MUNICIPALS - 0.3%
225,000	Village of Bensenville IL, 6.08%, 6/1/2018	225,893

	OIL - 1.3%
300,000	Chesapeake Energy Corp., 9.5%, 2/15/2015	321,150
500,000	Petrobras International Finance Co., 2.875%, 2/6/2015	505,500
		826,650

	PIPELINES - 0.5%
350,000	El Paso, LLC., 6.875%, 6/15/2014	351,826

	RETAIL - 0.5%
350,000	L Brands, Inc., 5.25%, 11/1/2014	357,000

	CMO - 0.2%
53,591	Impac CMB Trust Series 2003-8, 1.05%, 10/15/2033 (A)	53,266
92,993	Impac CMB Trust Series 2004-4, 0.99%, 9/25/2034 (A)	87,112
		140,378

	TOTAL CORPORATE BONDS (Cost $3,569,277)	3,515,448

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2014
Par Value			Fair Value

	TREASURY INFLATION PROTECTED SECURITIES (TIPS) - 1.5%
$ 1,000,000	TIPS, 1.00%, 5/31/2018 (Cost $996,777)		$ 985,391

	TOTAL BONDS AND NOTES (Cost $4,566,054)		4,500,839

Shares	MUTUAL FUNDS - 0.2%
	EQUITY FUND - 0.2%
5,000	Direxion Daily S&P 500 Bear 3X (Cost$150,185)		149,100

Shares	PREFERRED STOCK - 0.6%
	CHEMICALS - 0.6%
4,000	Ei du Pont de Nemours & Co., 4.50%, Perpetual (Cost $308,578)		365,520

	MONEY MARKET FUND - 5.6%
3,705,789	Huntington Conservative Deposit Account, 0.08% (A)
	(Cost $3,705,789)		3,705,789

	TOTAL INVESTMENTS (Cost $40,692,188)(B) - 100.1%		$ 66,206,482

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%		(75,312)

	NET ASSETS - 100.00%		$ 66,131,170

* Non-income producing securities.
REIT - Real Estate Investment Trust.
CMO - Collateralized Mortgage Obligation
ADR American Depositary Receipt.
(A) Variable rate security; the rate shown represents the yield at April 30, 2014.

(B) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $40,703,209 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation	$ 25,848,772
		Unrealized depreciation	(345,499)
		Net unrealized appreciation	$ 25,503,273

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2014

ASSETS
Investment securities:
At cost	$ 40,692,188
At fair value	$ 66,206,482
Dividends and interest receivable	103,241
Receivable for fund shares sold	514
Receivable for foreign tax reclaims	1,698
Other assets	356
TOTAL ASSETS	66,312,291

LIABILITIES
Payable for securities purchased	150,185
Investment advisory fees payable (a)	30,936
TOTAL LIABILITIES	181,121
NET ASSETS	$ 66,131,170

Net Assets Consist Of:
Paid in capital	$ 39,576,129
Undistributed net investment income	172,203
Accumulated net realized gain from security transactions	868,544
Net unrealized appreciation on investments	25,514,294
NET ASSETS	$ 66,131,170

Net Asset Value Per Share:
Shares:
Net Assets	$ 66,131,170
Shares of beneficial interest outstanding (b)	2,980,740

Net asset value	$ 22.19

(a) See Note 3 in the Notes to Financial Statements
(b) Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENT OF OPERATIONS (Unaudited)
For the Six Month Period Ended April 30, 2014

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $8,768)	$ 540,272
Interest	32,391
TOTAL INVESTMENT INCOME	572,663

EXPENSES
Investment advisory fees (a)	377,223
TOTAL EXPENSES	377,223

NET INVESTMENT INCOME	195,440

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments	868,599
Change in unrealized appreciation on investments	1,948,017

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	2,816,616

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 3,012,056

(a) See Note 3 in the Notes to Financial Statements

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2014	Year Ended
	(Unaudited)	October 31, 2013
FROM OPERATIONS
Net investment income	$ 195,440	$ 353,027
Net realized gain from investments	868,599	1,801,668
Net change in unrealized appreciation on investments	1,948,017	10,806,589
Net increase in net assets resulting from operations	3,012,056	12,961,284

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(244,492)	(403,638)
From net realized gains	(1,778,576)	(409,874)
Net decrease in net assets from distributions to shareholders	(2,023,068)	(813,512)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,863,255	6,878,155
Reinvestment of distributions to shareholders	2,018,384	812,386
Payments for shares redeemed	(2,784,838)	(6,149,444)
Net increase in net assets from shares of beneficial interest	1,096,801	1,541,097

TOTAL INCREASE IN NET ASSETS	2,085,789	13,688,869

NET ASSETS
Beginning of Period	64,045,381	50,356,512
End of Period *	$ 66,131,170	$ 64,045,381
* Includes undistributed net investment income of:	$ 172,203	$ 221,255

SHARE ACTIVITY
Shares Sold	85,887	352,736
Shares Reinvested	95,072	45,949
Shares Redeemed	(127,876)	(312,711)
Net increase from share activity	53,083	85,975

See accompanying notes to financial statements.

Marathon Value Portfolio
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended
	April 30, 2014		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		October 31, 2013		October 31, 2012	October 31, 2011	October 31, 2010	October 31, 2009

Net asset value, beginning of period	$ 21.88		$ 17.72		$ 16.52	$ 15.39	$ 13.37	$ 12.54

Activity from investment operations:
Net investment income	0.07	(b)	0.12	(b)	0.13	0.10	0.11	0.12
Net realized and unrealized
gain on investments	0.93		4.33		1.51	1.13	2.02	0.91
Total from investment operations	1.00		4.45		1.64	1.23	2.13	1.03

Less distributions from:
Net investment income	(0.08)		(0.14)		(0.11)	(0.10)	(0.11)	(0.19)
Net realized gains	(0.61)		(0.15)		(0.33)	-	-	(0.01)
Total distributions	(0.69)		(0.29)		(0.44)	(0.10)	(0.11)	(0.20)

Net asset value, end of period	$ 22.19		$ 21.88		$ 17.72	$ 16.52	$ 15.39	$ 13.37

Total return (a)	4.71% (g)		25.48%		10.24%	8.03%	16.04%	8.51%

Net assets, end of period (000s)	$ 66,131		$ 64,045		$ 50,357	$ 41,251	$ 36,831	$ 30,802

Ratio of expenses to average net assets
before waiver	1.17%	(e)(f)	1.21%	(d)	1.25%	1.25%	1.27%	1.28%
Ratio of expenses
to average net assets	1.17%	(e)(f)	1.21%	(d)	1.25%	1.25%	1.23%	1.25%
Ratio of net investment income to average
net assets before waiver	0.60%	(f)	0.61%		0.75%	0.64%	0.72%	0.99%
Ratio of net investment income to average
net assets (c)	0.60%	(f)	0.61%		0.75%	0.64%	0.76%	1.02%

Portfolio Turnover Rate	4%	(g)	10%		13%	16%	16%	26%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The expenses of the investment funds are excluded from the Fund's expense ratio.

(d) Effective March 8, 2013, the universal fee changed from 1.25% to 1.20%
(e) Effective March 1, 2014, the universal fee changed from 1.20% to 1.10%
(f) Annualized
(g) Not annualized

See accompanying notes to financial statements.

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2014

1.

ORGANIZATION

Marathon Value Portfolio (the ‘‘Fund’’) is a series of shares of beneficial interest of the Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the "Trust"). The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), The Fund currently consists of one class of shares. Pursuant to a reorganization that took place on March 8, 2013, the Fund is the successor to the Marathon Value Portfolio, a series of the Unified Series Trust (the “Predecessor Fund”), which in turn is the successor to the Marathon Value Portfolio of the AmeriPrime Funds (the “Original Fund”), pursuant to a reorganization that took place on January 3, 2003. The Predecessor Fund and the Original Fund had the same investment objectives and strategies and substantially the same investment policies as the Fund. The Original Fund commenced operations in March 1998. The Fund’s investment objective is to provide long-term capital appreciation in a well-diversified portfolio. Since March 28, 2000 the Fund’s Advisor has been Spectrum Advisory Services, Inc. (the “Advisor”).

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (‘‘GAAP), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process -  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

April 30, 2014

the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

April 30, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of April 30, 2014, for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$ 55,878,152	$ -	$ -	$ 55,878,152
Real Estate Investment Trusts	1,607,082	-	-	1,607,082
Corporate Bonds	-	3,515,448	-	3,515,448
TIPs	-	985,391	-	985,391
Preferred Stock	365,520	-	-	365,520
Mutual Funds	149,100	-	-	149,100
Money Market Fund	3,705,789	-	-	3,705,789
Total	$ 61,705,643	$ 4,500,839	$ -	$ 66,206,482

The Fund did not hold any Level 3 securities during the period. There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*Refer to the Schedule of Investments for classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken by the Fund in its 2010, 2011, 2012, and 2013 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

April 30, 2014

2.

INVESTMENT TRANSACTIONS

For the six months ended April 30, 2014, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, amounted to $4,533,166 and $2,578,797 respectively.

3.

INVESTMENT ADVISORY AGREEMENT/TRANSACTIONS WITH AFFILIATES

Spectrum Advisory Services, In. serves as the Fund’s investment advisor. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the fund for serving in such capacities.

Under the terms of an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Advisor provides investment advisory services and pays the Fund’s expenses (except for the following expenses which are paid by the fund: brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto, and any 12b-1 fees) in return for a “universal fee.” For its services to the Fund, the Advisor is entitled to receive an annual fee, computed and accrued daily and paid monthly, equal to 1.10% of the Fund’s average daily net assets.

For the six months ended April 30, 2014, the Advisor earned fees of $377,223 under the Advisory Agreement.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund shares. The Distributor is an affiliate of GFS. During the six months ended April 30, 2014, the Distributor received $0 in underwriting commissions.

Effective January 1, 2014, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $12,000 for his attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred.  Effective January 1, 2014, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $2,000, and the Audit Committee receives a quarterly fee of $1,250.

Additionally, in the event a meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting.

Marathon Value Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

April 30, 2014

4.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the following periods was as follows:

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between the book basis and tax basis for unrealized appreciation and undistributed net investment income is primarily attributable to adjustments for return of capital distributions from C-Corporations.

Permanent book and tax differences, primarily attributable to adjustments for paydowns, grantor trusts and return of capital distributions from C-Corporations, resulted in reclassification for the period ended October 31, 2013 as follows:

5.

BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of April 30, 2014, Charles Schwab & Co. was the record owner of 75.02% of the Fund’s outstanding shares. Charles Schwab & Co. may be the beneficial owner of some or all of the shares, or may hold the shares for the benefit of others.  As a result, Charles Schwab & Co. may be deemed to control the Fund.

6.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Marathon Value Portfolio

EXPENSE EXAMPLES

April 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur costs, consisting solely of management fees, tax expenses, and trustee expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from

November 1, 2013 to April 30, 2014 (the ‘‘period’’).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period 11/1/13-4/30/14*	Expense Ratio During the Period 11/1/13-4/30/14
	$1,000.00	$1,047.10	$5.94	1.17%

Hypothetical (5% return before expenses)	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period 11/1/13-4/30/14*	Expense Ratio During the Period 11/1/13-4/30/14
	$1,000.00	$1,018.99	$5.86	1.17%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

 Marathon Value Portfolio

Additional Information (Unaudited)

April 30, 2014

Approval of Advisory Agreement – Marathon Value Portfolio Fund

In connection with a meeting held on February 12 and 13, 2014, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Spectrum Advisory Services, Inc. (“SAS”) and the Trust, with respect to the Marathon Value Portfolio (“Marathon”).

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service.   The Trustees noted that SAS is an independent private investment firm established in 1977, with approximately $520 million in assets under management.  The Board noted that SAS provides investment management services to a select group of corporations, foundations, trusts, family limited partnerships, and high net worth individuals.  The Board reviewed the background information of the key investment personnel responsible for servicing Marathon and expressed satisfaction with their years in financial services and their experience with portfolio management, research, equity and fixed income expertise, and compliance.  The Board noted that SAS provides equity and fixed income research and investment analysis to gain a thorough understanding of the strengths and weaknesses of the companies they follow, and in addition SAS studies stock analysts expectations in order to make investment decisions with a goal of capital appreciation. The Board noted that SAS provides compliance to Marathon by monitoring the individual investment levels on a daily basis from data input into their internal monitoring spreadsheet, ensuring investment guidelines are adhered to. The Board noted that there have been no material compliance or litigation issues reported since the last advisory contract approval. The Board recognizes that SAS is a relatively small firm with an investment team that works well together, which allows them to provide personal service to its clients, which include Marathon, in order to foster long term relationships.  The Board concluded that the SAS will continue to provide high quality service to Marathon for the benefit of its shareholders.

Performance.  The Board noted that Marathon returned 26.89% for one year, 15.24% over five years, 8.07% over ten years, and 8.22% since inception (March 2000).  The Board noted the peer group returned 30.45% for one year, 16.54% over five years, and 7.34% over ten years.  The Board noted that the Morningstar Large Blend Category returned 31.50% for one year, 17.09% over five years, and 6.93% over ten years.  The Board noted that Marathon’s benchmark, S&P 500 TR return, returned 32.39% for one year, 17.94% over five years, 7.41% over ten years, and 3.45% since inception.  The Board noted that Marathon underperformed the peer group, Morningstar Large Blend Category and S&P 500 TR return benchmark over the one year and five year periods, but outperformed the peer group, Morningstar Large Blend Category, and S&P 500 TR return benchmark over the ten year period.  The Board noted that Marathon outperformed the S&P 500 TR return benchmark since inception.  The Board noted that SAS attributed the one and five year underperformance to Marathon not being fully invested and holding cash and cash equivalents to protect against a down market while waiting for good value long term investment opportunities to open up.  The Board noted that although past performance is not indicative of future results, it appears that the SAS’s long term investment strategy is working as it was designed, and concluded SAS has the potential to continue to provide reasonable performance for Marathon.

Fees and Expenses.  The Board noted that SAS charges a unitary advisory fee of 1.10% for all services provided to Marathon.  They discussed the advisory fee, relative to the average advisory fees of the peer group and Morningstar category but agreed that, due to the unitary fee structure, a more meaningful comparison is to the net expense ratios.  The Board noted that pursuant to the unitary fee structure, SAS pays all fund expense out of its advisory fee.  The Board noted that Marathon’s unitary fee is moderately higher than both the peer group and Morningstar category average net expense ratios of 1.11% and 1.13%, respectively.  The Board noted that the fee is within the high/low range of the peer group (0.61% – 1.41%) and Morningstar Large Blend Category (0.01% – 2.61%). The Board agreed that it was comfortable with the unitary fee arrangement and that it is beneficial to Marathon and its shareholders.  The Board concluded that the management fee is reasonable.

Economies of Scale.   The Trustees considered whether economies of scale had been realized in connection with SAS’s management of Marathon.  They noted that based on Marathon’s current asset size, the unitary fee structure, and current fund operating expenses, the absence of breakpoints was acceptable at this time.  The Trustees agreed to continue to monitor Marathon’s asset levels and revisit the matter as Marathon continues to grow.  The Trustees noted that they had expressed to SAS that as Marathon’s assets grow the Board expects SAS to cooperatively participate in discussions regarding breakpoints.

Profitability.  The Trustees reviewed the profitability analysis provided by SAS and noted SAS realized a net loss in connection with its relationship with Marathon.   After discussion, the Trustees agreed that excessive profitability was not a concern.

Conclusion.  Having requested and received such information from SAS as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of the Marathon Value Portfolio.

                                                                                                                         PRIVACY NOTICE

                                                                                                                          Rev. February 2014

NORTHERN LIGHTS FUND TRUST III

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■

Social Security number and income

■

assets, account transfers and transaction history

■

investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies	NO	We don’t share.
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We don’t share.
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We don’t share.
For our affiliates to market to you	NO	We don’t share.
For nonaffiliates to market to you	NO	We don’t share.

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.
These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■

open an account or give us contact information

■

provide account information or give us your income information

■

make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■

sharing for affiliates’ everyday business purposes—information about your creditworthiness

■

affiliates from using your information to market to you

■

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III doesn’t share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

Marathon Value Portfolio

OTHER INFORMATION (Unaudited)

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Finally, the information on the Fund’s Form N-Q is available, upon request, by calling the Fund at (800) 788-6086.

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request, by calling the Fund’s toll-free number at (800) 788-6086 or by visiting the Fund’s website at http://www.marathonvalue.com. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for each 12 month period ending June 30 is filed with the SEC on Form N-PX. Such information, when filed, is available without charge, upon request, by calling the Fund’s toll-free number at (800) 788-6086 or by visiting the Fund’s website at http://www.marathonvalue.com. Such information is also available on the SEC’s website at http://www.sec.gov.

Northern Lights Fund Trust III

17605 Wright Street

Omaha, NE 68130

ADVISOR

Spectrum Advisory Services, Inc.

1050 Crown Pointe Parkway, Suite 750

Atlanta, GA 30338

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

TRANSFER AGENT

Gemini Fund Services, LLC

17605 Wright Street

Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue

Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street

Suite 1700

Columbus, OH 43215

CUSTODIAN BANK

Huntington National Bank

41 South High Street

Columbus, OH  43215

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

7/8/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

7/8/14

By (Signature and Title)

/s/ Brian Curley

       Brian Curley, Treasurer

Date

7/8/14